                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                                 October 3, 2003
                                 ---------------
                                 Date of Report
                        (Date of Earliest Event Reported)


                       COMPUTERIZED THERMAL IMAGING, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                                            87-0458721
(State or Other Jurisdiction of                 (I.R.S. Employer Identification
 Incorporation or Organization)                             Number)


                                    1-16253
                            (Commission File Number)

                              1719 West 2800 South
                                 Ogden, UT 84401
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (801) 776-4700
                            ------------------------
                         (Registrant's telephone number)


                                 Not Applicable
                            ------------------------
            (Former Name and Address of Principal Executive Offices)


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Item 5.  Other Events

On October 3, 2003, John M. Brenna announced his resignation from the Company and the Company's board of directors effective October 11, 2003. In his letter of resignation, Mr. Brenna cited increasing personal responsibilities related to his wife's health. Mr. Brenna will be available to the Company in an advisory capacity while the Company searches for his replacement.



SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



COMPUTERIZED THERMAL IMAGING, INC.



Date: October 7, 2003                            By: /s/ Richard V. Secord
---------------------                            -------------------------------
                                                 Richard V. Secord
                                                 Chairman of the Board and CEO